ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

Supplement dated September 28, 2021 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Western Asset Core Plus Bond Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Name Change, Strategy Change and Amendment to Management Agreement

The Board of Trustees (the Board) of the Trust recently approved: (i) adding PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, and Wellington Management Company LLP as additional subadvisers to the Portfolio, to serve alongside Western Asset Management Company, LLC and Western Asset Management Company Limited; (ii) changing the Portfolio's name to the "AST Core Fixed Income Portfolio"; (iii) revising the Portfolio's principal investment strategy; and (iv) amending the investment management agreement among the Trust, PGIM Investments LLC and AST Investment Services, Inc. to reflect a reduced contractual management fee rate for the Portfolio. These changes are expected to become effective on or about February 14, 2022.

While these changes are expected to become effective on or about February 14, 2022, these changes are contingent on shareholder approval of each of the reorganizations of the AST BlackRock Low Duration Bond Portfolio, AST BlackRock/Loomis Sayles Bond Portfolio, and the AST Prudential Core Bond Portfolio into the Portfolio.

More detailed information will also be included in a supplement to the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the first quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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